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                                                                       EXHIBIT 1



                                3,200,000 Shares

                            KOS PHARMACEUTICALS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                               October 20, 1997


COWEN & COMPANY
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SALOMON BROTHERS INC
SBC WARBURG DILLON READ INC.
         As Representatives of the several Underwriters

c/o Cowen & Company
         Financial Square
         New York, New York 10005

Dear Sirs:


     1. INTRODUCTORY. Kos Pharmaceuticals, Inc., a Florida corporation (the "Company") proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each, an "Underwriter"), and certain shareholders of the Company (the "Selling Shareholders") named in Schedule B hereto (the "Selling Shareholders," and collectively with the Company, the "Sellers") severally propose to sell to the Underwriters, an aggregate of 3,200,000 shares of Common Stock, $.01 par value (the "Common Stock") of the Company. The aggregate of 3,200,000 shares so proposed to be sold, of which 1,000,000 shares are to be sold by the Company and 2,200,000 shares are to be sold by the Selling Shareholders (each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name under "Firm Stock" in Schedule B hereto) is hereinafter referred to as the "Firm Stock".

     The Selling Shareholders also severally propose to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 480,000 shares of Common Stock (the "Optional Stock"), the Company selling up to 140,000 shares of Common Stock and each Selling Shareholder selling up to the amount set forth opposite such Selling Shareholder's name under "Optional Stock" in Schedule B hereto. The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock". Cowen & Company ("Cowen"), Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc, and SBC Warburg Dillon Read Inc. are acting as representatives of the several Underwriters and in such capacity are





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hereinafter referred to as the "Representatives". The Company and the Selling
Shareholders are hereinafter collectively referred to as the "Sellers."

     2. (a) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

          (i) A registration statement on Form S-1 (File No. 333-35395) in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective with respect to the Stock, including any preeffective prospectuses included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, copies of which have heretofore been delivered to you, has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act and the Rules and Regulations and has been filed with the Commission under the Securities Act. The term Registration Statement as used in this Agreement means the registration statement in the form in which it becomes effective by the Commission. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and becomes effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the



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     Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and (B) if prospectuses that meet the requirements of
     Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means the "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheets described in Rule 434(b)(3) under the Securities Act, and (ii) the date of such prospectuses shall be deemed to be the date of the term sheets. The term "Preeffective Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

          (ii) The Commission has not issued or threatened to issue any order preventing or suspending the use of any Preeffective Prospectus, and, at its date of issue, each Preeffective Prospectus conformed in all material respects with the requirements of the Securities Act and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, when the Registration Statement becomes effective and at all times subsequent thereto up to and including the Closing Date (as hereinafter defined), the Registration Statement and the Prospectus and any amendments or supplements thereto conformed and will conform in all material respects to the requirements of the Securities Act and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were


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     made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to information contained in or omitted from any Preeffective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information relating to any Underwriter (or relating to the distribution) furnished to the Company by or on behalf of any Underwriter, directly or through you, specifically for use in the preparation thereof; there is no franchise, lease, contract, agreement or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects.

          (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock (except pursuant to the Company's stock option plans), or a material change in the short-term or long-term debt of the Company and its subsidiaries considered as a whole.

          (iv) The financial statements, together with the related notes and schedules, set forth in the Prospectus and elsewhere in the Registration Statement fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with generally




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     accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus. The other financial accounting information and data of the Company set forth in the Prospectus and elsewhere in the Registration Statement is accurately presented and has been prepared on a basis consistent with such financial statements and the books and records of the Company. All financial and statistical information and data set forth in the Prospectus and elsewhere in the Registration Statement that was obtained from third party source materials is, in all material respects, an accurate presentation of the information or data as presented in the source from which it was derived.


          (v) To the best of the Company's knowledge, Arthur Andersen LLP, who have expressed their opinions on the audited financial statements included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.


          (vi) The Company and each of its subsidiaries has been duly organized and is validly existing and in good standing as a corporation under the laws of its jurisdiction of organization; and the Company is and each of its subsidiaries is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification. The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. Aeropharm Technology, Inc., a Delaware corporation, is owned and controlled by the Company. Except as described in the Prospectus in the first and second paragraphs under the heading "Business--Collaborations, the Company does not,




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     directly or indirectly, own or control any other corporation, association or entity.


          (vii) The Company's authorized and outstanding capital stock is on the date hereof, and will be on the Closing Date, as set forth under the heading "Capitalization" in the Prospectus (without giving effect to the exercise of stock options or the issuance of 215 shares of Common Stock to employees of the Company); the outstanding shares of Common Stock of the Company (including the shares of Common Stock to be sold by the Selling Shareholders) conform to the description thereof in the Prospectus, have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities and conform to the description thereof contained in the Prospectus. Except as disclosed in and or contemplated by the Prospectus and the financial statements of the Company and related notes thereto included in the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for options granted subsequent to the date of information provided in the Prospectus pursuant to the Company's employee and stock option plans as disclosed in the Prospectus. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the Prospectus, accurately and fairly presents in all material respects the information required by the Rules and Regulations to be shown with respect to such plans, arrangements, options and rights. All outstanding shares of capital stock of each of the subsidiaries of the Company have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company free and clear of any liens, encumbrances, equities or claims.


          (viii) Each of (a) the shares of Stock to be issued and sold by the Company to the Underwriters hereunder and (b) the shares of Stock to be issued by the Company to Daniel M. Bell and sold by Daniel M. Bell to the Underwriters



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     hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Prospectus.

          (ix) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any subsidiary is subject, which, if determined adversely to the Company or any such subsidiary, might individually or in the aggregate (i) prevent or adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Preeffective Prospectus in any jurisdiction or (iv) result in a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and, to the Company's knowledge, there is no valid basis for any such legal or governmental proceeding; and to the best of the Company's knowledge no such proceedings are threatened or contemplated against the Company or any subsidiary by governmental authorities or others. The Company is not a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. The description of the Company's litigation under the heading "Business--Legal Proceedings" in the Prospectus is true and correct and complies with the Rules and Regulations.

          (x) Neither the Company nor any subsidiary of the Company is in violation of its respective articles or certificate of incorporation or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries considered as a whole, to which the Company or any of its subsidiaries or their respective property is bound.



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          (xi) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of the subsidiaries is a party or by which it or any of its properties is or may be bound, the articles or certificate of incorporation, by-laws or other organizational documents of the Company or any of its subsidiaries, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or result in the creation of a lien on any of the assets of the Company or its subsidiaries.

          (xii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

          (xiii) The Company has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder (including to issue, sell and deliver the Stock to be sold by it hereunder), and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

          (xiv) The Company and its subsidiaries are in all material respects in compliance with, and conduct their businesses in conformity with, all applicable federal, state, local and foreign laws, rules and regulations of any court or governmental agency or body; to the knowledge of the Company, otherwise than as set forth in the



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     Registration Statement and the Prospectus, no prospective change in any of such federal or state laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company and its subsidiaries.

          (xv) The Company and each of its subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries considered as a whole.

          (xvi) The Company and each of its subsidiaries have such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate their respective properties and to conduct their businesses except where such failure to receive required permits would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries considered as a whole; the Company and each of its subsidiaries have fulfilled and performed all of their material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.



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          (xvii) The clinical trials and the animal studies conducted by or on behalf of the Company or in which the Company has participated that are described in the Prospectus were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures, and the Company has operated and currently is in compliance in all material respects with all applicable FDA rules, regulations and policies.

          (xviii) The Company and its subsidiaries have filed all federal, state, local and foreign income, payroll, franchise and other tax returns which are required to be filed through the date hereof, or has received extensions thereof, and have paid all taxes shown as due thereon or with respect to any of their properties to the extent the same are material and have become due, and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would adversely affect the financial position, business or operations of the Company and its subsidiaries.

          (xix) Except as described in the Registration Statement, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

          (xx) Neither the Company nor any of its officers, directors or affiliates (as that term is defined in Rule 144, promulgated under the Securities Act) has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.



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          (xxi) The Company has provided you with all annual, audited financial statements since June 30, 1992 to the date hereof that are available to the officers of the Company.

          (xxii) Except as otherwise described in the Prospectus, the Company and its subsidiaries own or possess the right to use (i) all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them and (ii) all other material patents, trademarks, trademark registrations, trade names, copyrights, licenses, inventions and trade secrets employed by them in the operation of their respective businesses, and, except as described in the Prospectus and except with respect to the Nicostatin trademark, the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing. To the Company's knowledge, except as described in the Prospectus, its business as now conducted and as proposed to be conducted does not and will not infringe or conflict with in any material respect patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person. Except as described in the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person.

          (xxiii) The Company and its subsidiaries have performed all material obligations required to be performed by them under all contracts required by Item 601 (b)(10) of Regulation S-K under the Securities Act to be filed as exhibits to the Registration Statement, and neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any other party to such contract is in default under or in breach of any such obligations. Neither the Company nor any of its subsidiaries has received any notice of such default or breach.

          (xxiv) The Company is not involved in any labor dispute nor, to the Company's knowledge, is any such dispute threatened. The Company is



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     not aware that (A) any executive, key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company and its subsidiaries. Neither the Company nor any subsidiary has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA<168>), to which the Company or any subsidiary makes or ever has made a contribution and in which any employee of the Company or any subsidiary is or has ever been a participant. With respect to such plans, the Company and each subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

          (xxv) The Company has obtained the written agreements described in
     Section 3 of this Agreement from each person listed in Schedule C hereto.

          (xxvi) The Company and its subsidiaries have, and the Company and its subsidiaries as of the Closing Date will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company or of its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have a material adverse effect on the Company and its subsidiaries considered as a whole; and any real property and buildings held under lease by the Company and its subsidiaries or proposed to be held after giving effect to the transactions described in the Prospectus are, or will be as of the Closing Date, held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect on the Company and its subsidiaries considered as a whole in each case except as described in or contemplated by the Prospectus.



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          (xxvii) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries considered as a whole, except as described in or contemplated by the Prospectus.

          (xxviii) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

          (xxix) The Company has complied with all provisions of Section 517.075 Florida Statutes (Chapter 92-198; Laws of Florida).

          (xxx) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxxi) To the Company's knowledge, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received



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     or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

          (xxxii) Neither the Company nor any of its subsidiaries is or, after application of the net proceeds of this offering as described under the caption "Use of Proceeds" in the Prospectus, will become an "investment company" or an entity "controlled" by an " investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (xxxiii) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

          (xxxiv) No executive officer of the Company has received or is aware of any communication (written or oral) relating to the termination or modification of any of the agreements described or referred to in the Prospectus under the caption "Business", the termination or modification of which would have a material adverse effect on the Company.

          (xxxv) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

     (b) REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders represents and warrants to, and agrees with, the several Underwriters that:

          (i) This Agreement has been duly authorized (if such Selling Shareholder is a corporation), executed and delivered by or on behalf of such Selling Shareholder, and is a valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.



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          (ii) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under this Agreement and the Power of Attorney of such Selling Shareholder appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney" of such Selling Shareholder) will not contravene any provision of applicable law, or the articles of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the shares of Stock.


          (iii) Such Selling Shareholder has or has the right to acquire, and on the Closing Date will have, valid title to the shares of Stock to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the shares of Stock to be sold by such Selling Shareholder.

          (iv) The shares of Stock to be sold by such Selling Shareholder pursuant to this Agreement have been duly authorized and are, or when issued will be, validly issued, fully paid and non-assessable.

          (v) The Power of Attorney of such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder.

          (vi) Delivery of the shares of Stock to be sold by such Selling Shareholder pursuant to this Agreement will pass title to such shares of Stock free and clear of any security interests, claims, liens, equities and other encumbrances.

          (vii) To the best of each Selling Shareholder's knowledge, at its date of issue, each Preeffective Prospectus conformed in all material respects with the requirements of the Securities Act and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and when the Registration Statement becomes effective and at all times subsequent thereto up to and including the Closing Date (as hereinafter defined), the Registration Statement and the Prospectus and any amendments or supplements thereto conformed and will conform in all material respects to the requirements of the Securities Act and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to information contained in or omitted from any Preeffective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information relating to any Underwriter (or relating to the distribution) furnished to the Company by or on behalf of any Underwriter, directly or through you, specifically for use in the preparation thereof.

     3. PURCHASE BY, AND SALE AND DELIVERY TO, UNDERWRITERS--CLOSING DATES. Each Seller, severally and not jointly, hereby agrees to sell to the Underwriters, and each Underwriter, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, agrees, severally and not jointly, to purchase from such Seller the number of shares of Firm Stock (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of shares of Firm Stock to be sold by such Seller as the number of shares of Firm Stock set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of shares of Firm Stock, subject to adjustment in accordance with Section 12 hereof.

     The purchase price per share to be paid by the Underwriters to the Sellers
will be $     per share (the "Purchase Price").


     Payment for the shares of Firm Stock to be sold by each Seller shall be made to such Seller by wire of federal or other immediately available funds against delivery of such shares of Firm Stock for the respective accounts of the several Underwriters, at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017. Such shares of Firm Stock shall be in the form of definitive certificates and registered in such names and in such denominations as the Representatives may direct by notice in writing to the Sellers given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine. The time and date of the delivery and closing shall be at 9:00 A.M., New York Time, on October 23, 1997, in accordance with Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The time and date of such payment and delivery are herein referred to as the "First Closing Date". The Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement among the Sellers and Cowen. The Closing Date may be postponed pursuant to the provisions of Section 12.


     The Sellers shall make the certificates for the Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 A.M., New York Time, on the business day preceding the First Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005.

     It is understood that Cowen, individually and not as Representative of the several Underwriters, may (but shall not be obligated to) make payment to the Sellers on behalf of any Underwriter or Underwriters for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Cowen shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

     The several Underwriters agree to make a public offering of the Firm Stock at the public offering price as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Sellers of the making of the public offering.


     For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, each Seller, severally and not jointly, hereby grants to the Underwriters an option to purchase, severally and not jointly, the number of shares of Optional Stock (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of shares of Optional Stock to be sold by such Seller as the number of shares of Firm Stock set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of shares of Firm Stock, subject to adjustment in accordance with Section 12 hereof. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty
(30) days subsequent to the effective date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Sellers.

     The option granted hereby may be exercised by the Underwriters by written notice from Cowen to the Sellers setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. (The First Closing Date and the Option Closing Dates, if any, are herein called the "Closing Dates".) Optional Stock shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of shares of Firm Stock (subject to adjustment by the Underwriters to eliminate odd lots). Upon exercise of the option by the Underwriters, the Sellers severally and not jointly agree to sell to the Underwriters the number of shares of Optional Stock set forth in the written notice of exercise, and the

Underwriters, upon the basis of the representations herein contained, but subject to the conditions herein set forth, agree, severally and not jointly, to purchase the number of such shares determined as aforesaid.


     Payment for any shares of Optional Stock to be sold by each Seller shall be made to such Seller by wire of federal or other immediately available funds against delivery of such shares of Optional Stock for the respective accounts of the several Underwriters, at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017. Such shares of Optional Stock shall be in the form of definitive certificates and registered in such names and in such denominations as the Representatives may direct by notice given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Stock may be varied by agreement among the Sellers and Cowen. The Option Closing Date may be postponed pursuant to the provisions of Section 12.


     Each Selling Shareholder hereby agrees not to (A) directly or indirectly offer, sell, assign, transfer, encumber, pledge, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, any shares of Common Stock, options, rights or warrants to acquire shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock (whether such shares or any such securities are now owned or are hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of shares of Common Stock, whether any such transaction described in clauses (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise for a period of 365 days after the date of the Prospectus without the prior written consent of Cowen. The foregoing sentence shall not apply to the Stock to be sold hereunder. In addition, each Selling Shareholder agrees that, without the prior written consent of Cowen on behalf of the Underwriters, it will not, during the period ending 365 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     Notwithstanding the foregoing, (a) Daniel M. Bell may at any time transfer any or all of his shares of Common Stock to one or more of the following: the spouse or any sibling or lineal descendant of Daniel M. Bell, any corporation or other entity in which 50% or more of the beneficial ownership of equity interests and 50% or more of the voting securities is owned by Daniel M. Bell or the spouse or any sibling or lineal descendant of Daniel M. Bell, or any trust for the benefit of Daniel M. Bell or the spouse or any sibling or lineal descendant of Daniel M. Bell (each of the foregoing, a "Bell Transferee"), and a Bell Transferee may transfer any or all of its shares of Common Stock to another Bell Transferee, in each case so long as such Bell Transferee shall have agreed in a signed writing reasonably acceptable to Cowen to be bound by restrictions substantially similar to those contained in the preceding paragraph for the balance of the 365-day period after the date of the Prospectus; and (b) Kos Holdings, Inc. may at any time transfer any or all of its shares of Common Stock to one or more of the following: Michael Jaharis, the spouse or any sibling or lineal descendant of Michael Jaharis, any corporation or other entity in which 50% or more of the beneficial ownership of equity interests and 50% or more of the voting securities is owned by Michael Jaharis or the spouse or any sibling or lineal descendant of Michael Jaharis, or any trust for the benefit of Michael Jaharis or the spouse or any sibling or lineal descendant of Michael Jaharis (each of the foregoing, a "Holdings Transferee"), and a Holdings Transferee may transfer any or all of its shares of Common Stock to another Holdings Transferee, in each case so long as such Holdings Transferee shall have agreed in a signed writing reasonably acceptable to Cowen to be bound by restrictions substantially similar to those contained in the preceding paragraph for the balance of the 365-day period after the date of the Prospectus.

     The Company shall, concurrently with the execution of this Agreement, deliver agreements executed by each person listed on Schedule C hereto, pursuant to which each such person agrees not to (A) directly or indirectly offer, sell, assign, transfer, encumber, pledge, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, any shares of Common Stock, options, rights or warrants to acquire shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock (whether such shares or any such securities are now owned or are hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of shares of Common Stock, whether any such transaction described in clauses (A) or (B) above is to be settled by delivery of shares of

Common Stock or such other securities, in cash or otherwise, for the periods listed on Schedule C, without the prior written consent of Cowen, PROVIDED that the agreement executed by T.C. Theoharides shall allow him to sell up to 25,000 shares without restriction and PROVIDED FURTHER that the agreements executed by Kos Investments, Inc., Michael Jaharis and Steven Aronoff may contain such exceptions as Cowen in its sole discretion approves.

     4. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

          (a) The Company will (i) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration Statement to become effective, (ii) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and (iii) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the Representatives promptly of the receipt of any comments of the Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Securities Act and the Rules and Regulations.

          (b) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Stock as contemplated herein and will use its best efforts to cause the same to become effective as promptly as possible.

          (c) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act any event relating to or affecting the Company or any of its subsidiaries occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine (9) months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

          (d) The Company will deliver to the Representatives, at or before the Closing Date, three (3) copies of the Registration Statement (including photocopies of the original signatures of the officers and directors who signed the Registration Statement), as originally filed with the Commission, and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Preeffective Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Representatives may reasonably request; provided, however, that the expense of the preparation and delivery of any prospectus required for use nine (9) months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

          (e) The Company will make generally available to its stockholders as soon as practicable, but not later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least twelve (12) months beginning after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement.

          (f) The Company will cooperate with the Representatives to enable the Stock to be registered or qualified for offering and sale by the Underwriters and by dealers under the securities laws of such jurisdictions as the Representatives may designate and at the request of the Representatives will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the Representatives may reasonably request for the distribution of the

     Stock. The Company will advise the Representatives promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the Representatives, use its best efforts to obtain the withdrawal thereof.

          (g) As and when required by the Rules and Regulations, the Company will furnish to its stockholders annual reports containing financial statements certified by independent public accountants. During the period of five (5) years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, as soon as they are available, copies of each annual report of the Company and each other report furnished by the Company to its stockholders and will deliver to the Representatives, (i) as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make available to any of its stockholders as such and (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or the NASD. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally. Separate financial statements shall be furnished for all subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Rules and Regulations.

          (h) The Company will use its best efforts to maintain the inclusion of the Stock on the Nasdaq National Market (or on a national securities exchange) for a period of five (5) years after the effective date of the Registration Statement.

          (i) The Company will maintain a transfer agent and registrar for its Common Stock.

          (j) Without the prior consent of Cowen, the Company will not (i) directly or indirectly, offer, sell, assign, transfer, encumber, pledge, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, any shares of Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clauses (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise during the 90 days following the date on which the price of the Common Stock to be purchased by the Underwriters is set, other than (A) the Company's sale of Common Stock hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, and (C) the issuance by the Company of any option to purchase any shares of Common Stock pursuant to its Stock Option Plan described in the Prospectus; PROVIDED that the Company may enter into an agreement to issue shares of Common Stock in connection with a certain acquisition contemplated by a signed letter of intent that has been delivered to the Underwriters prior to the date hereof, but PROVIDED FURTHER that no such shares of Common Stock may be issued until 90 days following the date on which the price of the Common Stock to be purchased by the Underwriters is set.

          (k) The Company will apply the net proceeds from the sale of the shares of Stock to be sold by the Company hereunder as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K.

          (l) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

          (m) Prior to the Closing Date the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company or any of its subsidiaries, the financial condition, results of operation, business, prospects, assets or liabilities of any of them, or the offering of the Stock, without your prior written consent.

          (n) During the period of five (5) years hereafter, the Company will furnish to the Representatives and, upon request of the Representatives to each of the Underwriters, as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock.

          (o) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Firm Stock.

     5. PAYMENT OF EXPENSES. (a) The Sellers will pay (directly or by reimbursement) the following costs, fees and expenses and all other costs, fees and expenses incident to the performance of their obligations under this
Agreement: (i) all expenses and taxes incident to the issuance and delivery of the Stock to the Representatives; (ii) all expenses incident to the registration of the Stock under the Securities Act; (iii) the costs of preparing stock certificates (including printing and engraving costs); (iv) all fees and expenses of the registrar and transfer agent of the Stock; (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Stock to the Underwriters; (vi) fees and expenses of the Company's counsel, the Company's independent accountants, and counsel for the Selling Shareholders; (vii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preeffective Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein and the Blue Sky memoranda and this Agreement; (viii) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with exemptions from the qualifying or registering (or obtaining qualification or registration of) all or any part of the Stock for offer and sale under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate; (ix) all fees and expenses paid or incurred in connection with filings made with the NASD; and (x) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section.

     The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

     6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act and the respective officers, directors, partners, employees, representatives and agents of each of such Underwriter (collectively, the "Underwriter Indemnified Parties" and, each, an "Underwriter Indemnified Party"), against any losses, claims, damages, liabilities or expenses (including (i) the reasonable cost of investigating and (ii) defending against any claims therefor and counsel fees incurred in connection therewith, unless the Company is entitled and elects to assume the defense as contemplated in this subsection (a) and the Company has not authorized the Underwriter Indemnified Party to retain additional counsel as contemplated in this subsection (a)), joint or several, which may be based upon the Securities Act, or any other statute or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter Indemnified Party from whom the person asserting any such losses, claims, damages or liabilities purchased the shares of Common Stock concerned to the extent that any such loss, claim, damage or liability of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such shares of Common Stock to such person as required by the Securities Act and if the untrue statement or omission concerned has been corrected in the Prospectus; provided, however, that in no case is the Company to be liable with respect to any claims made against any Underwriter Indemnified Party against whom the action is brought unless such Underwriter Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Underwriter Indemnified Party, but failure to notify the Company of such claim shall not relieve it from any liability which it may have to any Underwriter Indemnified Party otherwise than on account of its indemnity agreement contained in this subsection. The Company will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event the Company elects to assume the defense of any such suit and retain such counsel, any Underwriter Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include any such Underwriter Indemnified Parties and the Company and such Underwriter Indemnified Parties at law or in equity have been advised by counsel to the Underwriters that one or more legal defenses may be available to it or them which may not be available to the Company, in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. It is understood that the Company shall not, in respect of the legal expenses of any Underwriter Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriter Indemnified Parties. Any such separate firm for the Underwriters and such control persons of any Underwriters shall be designated in writing by Cowen. The Company shall not be liable to indemnify any person for any settlement of any such claim effected without its consent. This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.


     (b) The Selling Shareholders, severally, agree to indemnify and hold harmless each Underwriter Indemnified Party to the same extent as the Company has agreed to indemnify and hold harmless each Underwriter Indemnified Party in the preceding subsection

(a), PROVIDED that the indemnity contained in this subsection (b) shall only apply to losses, claims, damages, liabilities or expenses relating to, arising out of, or otherwise in respect of (i) statements or omissions made in reliance upon, and in conformity with, written information furnished by or on behalf of such Selling Shareholder specifically for use in any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) or (ii) any inaccuracy in or breach of any of the representations and warranties of such Selling Shareholder contained herein or any failure of such Selling Shareholder to perform any of its obligations hereunder. It is understood that the indemnification provided by each Selling Shareholder pursuant to this subsection (b) shall not exceed an amount equal to the total net proceeds from the Offering (before deducting expenses) received by such Selling Shareholder. This indemnity agreement is not exclusive and will be in addition to any liability which either Selling Shareholder might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.


     (c) The Selling Shareholders, jointly and severally, agree to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, (collectively, the "Company Indemnified Parties"), against any losses, claims, damages, liabilities or expenses (including (i) the reasonable cost of investigating and (ii) defending against any claims therefor and counsel fees incurred in connection therewith, unless the Selling Shareholders are entitled and elect to assume the defense as contemplated in this subsection (c) and the Selling Shareholders have not authorized the Company Indemnified Party to retain additional counsel as contemplated in this subsection (c)), joint or several, which may be based upon the Securities Act, or any other statute or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only with reference to statements or omissions made in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in the preparation thereof; provided, however, that in no case is either Selling Shareholder to be liable with respect to any claims made against any Company Indemnified Party against whom the action is brought unless such Company Indemnified Party shall have notified the Selling Shareholders in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company Indemnified Party, but failure to notify the Selling Shareholders of such claim shall not relieve it from any liability which it may have to any Company Indemnified Party otherwise than on account of its indemnity agreement contained in this subsection. The Selling Shareholders will be entitled to participate at their own expense in the defense or, if they so elect, to assume the defense of any suit brought to enforce any such liability, but if the Selling Shareholders elect to assume the defense, such defense shall be conducted by counsel chosen by them. In the event the Selling Shareholders elect to assume the defense of any such suit and retain such counsel, any Company Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Selling Shareholders shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include any such Company Indemnified Parties and the Selling Shareholders and such Company Indemnified Parties at law or in equity have been advised by counsel to the Underwriters that one or more legal defenses may be available to it or them which may not be available to the Selling Shareholders, in which case the Selling Shareholders shall not be entitled to assume the defense of such suit notwithstanding their obligation to bear the fees and expenses of such counsel. It is understood that the Selling Shareholders shall not, in respect of the legal expenses of any Company Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Company Indemnified Parties. Any such separate firm for the Company Indemnified Parties shall be designated in writing by the Company. The Selling Shareholders shall not be liable to indemnify any person for any settlement of any such claim effected without their consent. It is further understood that the indemnification provided by each Selling Shareholder pursuant to this subsection (c) shall not exceed an amount equal to the total net proceeds from the Offering (before deducting offering expenses) received by such Selling Shareholder; PROVIDED that such indemnification shall apply only to the extent such losses, claims, damages, liabilities or expenses are not covered by applicable Company insurance. This indemnity agreement is not exclusive and will be in addition to any liability which the Selling Shareholders might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Company Indemnified Party.

     (d) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, each Selling Shareholder, each officer and director of Kos Holdings, Inc., and each person, if any, who controls either Selling Shareholder within the meaning of the Securities Act (collectively, the "Indemnified Selling Parties") against any losses, claims, damages, liabilities or expenses (including, unless the Underwriter or Underwriters elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that in no case is such Underwriter to be liable with respect to any claims made against any Indemnified Selling Party against whom the action is brought unless such Indemnified Selling Party shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Indemnified Selling Party, but failure to notify such Underwriter of such claim shall not relieve it from any liability which it may have to any Indemnified Selling Party otherwise than on account of its indemnity agreement contained in this subsection (d). Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Indemnified Selling Parties and any other Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively, unless (i) the Underwriter shall have specifically authorized in writing the retaining of such counsel or (ii) the parties to such suit include the Indemnified Selling Parties and the Underwriters and the Indemnified Selling Parties at law or in equity have been advised by their counsel that one or more defenses may be available to them which may not be available to the Underwriters, in which case the Underwriters shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear fees and expenses of such counsel. It is understood that the Underwriters shall not, in respect of the legal expenses of any Indemnified Selling Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and
(ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of the Securities Act. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the Selling Shareholders, or, in their absence, the persons named as attorneys-in-fact for the Selling Shareholders under the Power of Attorney of each Selling Shareholder. The Underwriter against whom indemnity may be sought pursuant to this subsection (d) shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement is not exclusive and will be in addition to any liability which such Underwriter might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Indemnified Selling Party.

     (e) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b),
(c), or (d) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Sellers on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Sellers bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sellers and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; and no Selling Shareholder shall be required to contribute an amount in excess of the total net proceeds from the offering (before deducting expenses) received by such Selling Shareholder. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Sellers and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Sellers or any of their officers or directors or any person controlling any Seller, and shall survive delivery of and payment for the Stock.

     8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters hereunder shall be subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company and each Selling Shareholder shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. Any filings of the Prospectus, or any supplement thereto, required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time period required by Rule 424(b) and Rule 434 of the Rules and Regulations, as the case may be.

          (c) The Representatives shall have been satisfied that there shall not have occurred any change, or any development involving a prospective change, on a consolidated basis, prior to the Closing Date in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) it is unpracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Stock as contemplated hereby.

          (d) The Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's ability to perform its respective obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any existing such action, suit or proceeding.

          (e) At the time of execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the Underwriters.

          (f) The Representatives shall have received from Arthur Andersen LLP, independent certified public accountants, a letter, dated the Closing Date, to the effect that such accountants reaffirm, as of the Closing Date, and as though made on the Closing Date, the statements made in the letter furnished by such accountants pursuant to subsection (e) of this Section 8.

          (g) The Representatives shall have received from Holland & Knight LLP, counsel for the Company, an opinion, dated the Closing Date, to the effect that:

               (i) the Company and each of its subsidiaries has been duly incorporated and is validly existing and in active status under the laws of the state of its incorporation, with power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus;

               (ii) the Company and each of its subsidiaries is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to so register would not singly or in the aggregate, have a material adverse effect on the Company's operations;

               (iii) all of the outstanding shares of capital stock of, or other ownership interests in each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

               (iv) the Company has authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus (without giving effect to the exercise of stock options or the issuance of 215 shares of Common Stock to employees of the Company); the outstanding shares of Common Stock of the Company conform to the description thereof in the Prospectus in all material respects; and all of the shares of capital stock of the Company (including the shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and validly issued and fully paid and nonassessable and not subject to any preemptive or similar rights;

               (v) the shares of Common Stock to be issued and sold by the Company hereunder have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and nonassessable, and the issuance of such Common Stock is not subject to any preemptive or similar rights;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company;

               (vii) based solely on telephonic, verbal confirmation provided to such counsel by the staff of the Commission, the Registration Statement has become effective under the Securities Act, and, to such counsel's knowledge, no stop order suspending its effectiveness has been issued and no proceedings for this purpose are pending before or contemplated by the Commission;

               (viii) the statements under the captions "Risk Factors" (except for the statements in the first, second and third paragraphs under the heading "Risk Factors- Patents and Trademarks; Interference"), "Business - Collaborations", "Business - Sponsored Research", "Business - Government Regulation", "Management - Executive Compensation - Confidentiality and Intellectual Property Agreements", "Management - Executive Compensation Employee Agreements", "Management
          - Employee Benefit Plans", "Certain Relationships and Related Transactions", "Description of Capital Stock", "Shares Eligible for Future Sale" in the Prospectus and Items 14 and 15 in the Registration Statement in each case insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly present in all material respects the information called for with respect to such legal matters;

               (ix) the statements in the Prospectus in the fourth, fifth, sixth, and seventh paragraphs under the heading "Risk Factors- Patents and Trademarks; Interference" and in the first, fourth, and sixth paragraphs under the heading "Business- Patents and Proprietary Rights" constitute an accurate summary of the matters referred to therein and fairly present the information called for with respect to such matters;

               (x) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required by the NASD or under the Securities Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries or, to the best of such counsel's knowledge, any agreement, indenture or other instrument to which the Company or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or, to the best of such counsel's knowledge, rulings or court decrees applicable to the Company or any of its subsidiaries or their respective properties;

               (xi) such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

               (xii) neither the Company nor any of its subsidiaries is, nor will be immediately after receiving the proceeds from the sale of the shares of Stock sold by the Company, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

               (xiii) such counsel does not know of any holder of any security of the Company that has any right to require registration of shares of Common Stock or any other security of the Company except as described in the Registration Statement;

               (xiv) the Registration Statement and the Prospectus and any amendments or supplements (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel does not express any opinion) thereto comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

               (xv) the Company has complied with all provisions of Section
          517.075 of the Florida Statutes (Chapter 92-198; Laws of Florida);

     In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads it to believe that the Registration Statement, as of the time it becomes effective under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b) and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the First Closing Date, or any Option Closing Date, as the case may be, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. With respect to such statement, counsel may state that their belief is based upon procedures set forth therein, but is without independent check and verification.

          In rendering such opinion such counsel may assume that the laws of the State of New York governing this Agreement are the same as the laws of the State of Florida.

          (h) The Representatives shall have received from Holland & Knight LLP, counsel for the Selling Shareholders, an opinion, dated the Closing Date, to the effect that:

               (i) this Agreement has been duly authorized (if such Selling Shareholder is a corporation), executed and delivered by or on behalf of, and is a valid and binding agreement of, each of the Selling Shareholders;

               (ii) the execution and delivery by each Selling Shareholder of, and the performance by each Selling Shareholder of its obligations under, this Agreement and the Power of Attorney of such Selling Shareholder will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Shareholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the shares of Stock;

               (iii) each of the Selling Shareholders has valid title to the shares of Stock to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the shares of Stock to be sold by such Selling Shareholder;

               (iv) the Power of Attorney of each Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder;

               (v) delivery of the shares of Stock to be sold by each Selling Shareholder pursuant to this Agreement will pass title to such shares of Stock free and clear of any security interests, claims, liens, equities and other encumbrances.

          In rendering such opinion such counsel may assume that the laws of the State of New York governing this Agreement are the same as the laws of the State of Florida.

               (i) The Representatives shall have received from Davis Polk & Wardwell, counsel for the Underwriters, their opinion dated the Closing Date with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectus and such other related matters as it may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

               (j) The Representatives shall have received on the Closing Date an opinion of Jenkens & Gilchrist, P.C., patent counsel for the Company, dated the Closing Date, to the effect that:

                    (i) the statements in the Prospectus in the first, second
               and third paragraphs under the heading "Risk Factors- Patents and Trademarks; Interference" and in the second and third paragraphs under the heading "Business- Patents and Proprietary Rights" constitute an accurate summary of the matters referred to therein and fairly present the information called for with respect to such matters;

                    (ii) other than as disclosed in the Prospectus, to the best of such
               counsel's knowledge, there are no legal or governmental proceedings pending relating to patents or proprietary information rights relating to Niaspan to which the Company is a party or to which any patents or proprietary information rights of the Company is subject, and no such proceedings are threatened or contemplated by governmental authorities or others;

                    (iii) other than as disclosed in the Prospectus, such
               counsel is unaware of any basis for a finding that the Company does not have clear title or valid license rights to the patents or patent applications referenced in the Prospectus relating to Niaspan, and such counsel has not identified any basis for a finding of unenforceability or invalidity of any such patents or proprietary information rights owned by the Company; and

                    (iv) other than as disclosed in the Prospectus and based
               upon a review of the third party rights made known to such counsel and discussions with Company scientific personnel, such counsel is not aware of any valid United States or foreign patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of Niaspan, as described in the Prospectus.

          (k) The Representatives shall have received a certificate, dated the Closing Date, signed by Daniel M. Bell, in his capacity as the President and Chief Executive Officer, to the effect that:

               (i) No stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best of the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

               (ii) Neither any Preeffective Prospectus, as of its date, nor the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of the time when the Registration

          Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole;

               (iv) The representations and warranties of the Company in this Agreement are true and correct at and as of the Closing Date, and the Company has complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

               (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole;

          (ii) the business and operations conducted by the Company and its subsidiaries have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company and its subsidiaries considered as a whole; (iii) no legal or governmental action, suit or proceeding is pending or threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement; (iv) since such dates and except as so disclosed, the Company has not incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock (except pursuant to its stock plans), made any material change in its short-term or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and (v) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the Closing Date.

          (l) The Company shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested as to the accuracy, at and as of the Closing Date, of the representations and warranties made herein by it and as to compliance at and as of the Closing Date by it with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Date, and as to satisfaction of the other conditions to the obligations of the Underwriters hereunder.

          (m) The "lock-up" agreements relating to sales and other dispositions of shares of Common Stock or certain other securities, delivered to you pursuant to Section 3 hereof on or before the date hereof, shall be in full force and effect on the Closing Date.

     The several obligations of the Underwriters to purchase any Optional Stock hereunder are subject to delivery to the Representatives on the Option Closing Date of such documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Optional Stock and other matters related to the issuance of such Optional Stock.

     All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are satisfactory in form and substance to the Representatives. The Company will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date, but Cowen shall be entitled to waive any of such conditions.

     9. EFFECTIVE DATE. This Agreement shall become effective immediately as to Sections 5, 6, 7, 9, 10, 11, 13, 14, 15, 16, and 17 and, as to all other provisions, at 11:00 a.m. New York City time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 9, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by you of telegrams (i) advising Underwriters that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

     10. TERMINATION. This Agreement (except for the provisions of Section 5) may be terminated by the Company at any time before it becomes effective in accordance with Section 9 by notice to the Representatives and may be terminated by the Representatives at any time before it becomes effective in accordance with Section 9 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5, 6 and 11 and other than as provided in Section 12 as to the liability of defaulting Underwriters.

     This Agreement may be terminated after it becomes effective by the Representatives by notice to the Company (i) if at or prior to the Closing Date trading in securities on any of the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) if at or prior to the Closing Date there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any change in financial markets or any calamity or crisis which, in the judgment of the Representatives, makes it impractical or inadvisable to offer or sell the Stock on the terms contemplated by the Prospectus; (iv) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Stock on the terms contemplated by the Prospectus; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Stock on the terms contemplated by the Prospectus; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses
(i)-(v) together with any other such event that makes it, in the judgment of the Representatives, impractical or inadvisable to offer or deliver the Stock on the terms contemplated by the Prospectus.

     11. REIMBURSEMENT OF UNDERWRITERS. Notwith standing any other provisions hereof, if this Agreement shall not become effective by reason of any election of the Company pursuant to the first paragraph of Section 10 or shall be terminated by the Representatives by reason of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will bear and pay the expenses specified in
Section 5 hereof and, in addition to the obligations of the Company pursuant to
Section 6 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to you as Representatives.

     12. SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

     If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 12, (i) the Company shall have the right to postpone the Closing Date for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

     13. NOTICES. All communications hereunder shall be in writing and, if sent to the Underwriters shall be mailed, delivered or telegraphed and confirmed to you, as their Representatives, c/o Cowen & Company at Financial Square, New York, New York 10005 except that notices given to an Underwriter pursuant to
Section 6 hereof shall be sent to such Underwriter at the address furnished by the Representatives; if sent to the Company, shall be mailed, delivered or telegraphed and confirmed to Kos

Pharmaceuticals, 1001 Brickell Bay Drive, 25th Floor, Miami, Florida 33131,
Attention: President, copy to: Holland & Knight LLP, 701 Brickell Avenue, Miami, Florida 33131, Attn: Steven Sonberg, Esq.; if sent to Kos Holdings, Inc. shall be mailed, delivered or telegraphed and confirmed to Kos Holdings, Inc. c/o Kos Pharmaceuticals, Inc., 1001 Brickell Bay Drive, 25th Floor, Miami, Florida 33131, Attention: Corporate Secretary, copy to: Holland & Knight LLP, 701 Brickell Avenue, Miami, Florida 33131, Attn: Steven Sonberg, Esq.; and if sent to Daniel M. Bell, shall be mailed, delivered or telegraphed and confirmed to Daniel M. Bell, c/o Kos Pharmaceuticals, Inc., 1001 Brickell Bay Drive, 25th Floor, Miami, Florida 33131, copy to: Holland & Knight LLP, 701 Brickell Avenue, Miami, Florida 33131, Attn: Steven Sonberg, Esq.

     14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, the Selling Shareholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Sellers contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement, the person or persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, the Selling Shareholders, and the person or persons, if any, who control either Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the indemnities of the Selling Shareholders shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement, and the person or persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

     15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. AUTHORITY OF THE REPRESENTATIVES. In connection with this Agreement, you will act for and on behalf of the several Underwriters.

     17. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, subsection, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, subsection, paragraph or provision hereof. If any Section, subsection, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     18. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

     In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company.

     19. COUNTERPARTS. This Agreement may be signed in several counterparts, each of which shall be an original or facsimile, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                            Very truly yours,

                                      KOS PHARMACEUTICALS, INC.

                                      By:
                                         --------------------------------
                                      Name:  Daniel M. Bell
                                      Title: President and CEO

                                      KOS HOLDINGS, INC.

                                      By:
                                         --------------------------------

                                      Name: Michael Jaharis
                                      Title: Chairman of Investment Committee


                                      DANIEL M. BELL

                                      -----------------------------------

Accepted and delivered in
New York, New York as of the
date first above written.


COWEN & COMPANY
DONALDSON LUFKIN & JENRETTE SECURITIES CORPORATION
SALOMON BROTHERS INC
SBC WARBURG DILLON READ, INC.


  Acting on their own behalf
  and as Representatives of the several
  Underwriters referred to in the
  foregoing Agreement.


By: COWEN & COMPANY


By: Cowen Incorporated,
    its general partner


         By:
            -----------------------
         Name:
         Title:  Managing Director

                                   SCHEDULE A

                                                                      NUMBER
                                                                      OF FIRM
                                                                      SHARES
                                                                       TO BE
                                 NAME                                PURCHASED
                                 ----                                ---------


Cowen & Company                                                       492,500
Donaldson, Lufkin & Jenrette Securities
 Corporation                                                          492,500
Salomon Brothers Inc                                                  492,500
SBC Warburg Dillon Read Inc.                                          492,500

Bear Stearns & Company Inc.                                            75,000
Hambrecht & Quist, Inc.                                                75,000
Lehman Brothers                                                        75,000
Merrill Lynch & Co.                                                    75,000
Morgan Stanley & Co. Incorporated                                      75,000
Nationsbanc Montgomery Securities                                      75,000
Oppenheimer & Company, Inc.                                            75,000
Prudential Securities, Inc.                                            75,000
Schroder & Company, Inc.                                               75,000
UBS Securities                                                         75,000

Allen & Company                                                        30,000
J. C. Bradford & Company                                               30,000
Brean Murray & Company                                                 30,000
Crowell, Weedon & Company                                              30,000
Equitable Securities                                                   30,000
Friedman, Billings, Ramsay & Co., Inc.                                 30,000
Furman Selz L.L.C.                                                     30,000
Gruntal & Company, Inc.                                                30,000
Edward Jones & Company, L.P.                                           30,000
Nesbitt Burns Securities, Inc.                                         30,000
Piper Jaffray, Inc.                                                    30,000
Raymond James & Associates, Inc.                                       30,000
Scott & Stringfellow, Inc.                                             30,000
Tucker Anthony, Inc.                                                   30,000
Vector Securities International, Inc.                                  30,000
Volpe Brown Whelan & Company                                           30,000

                                                                    ---------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3,200,000
                                                                    =========

                                   SCHEDULE B



                                   FIRM STOCK


SELLING SHAREHOLDER                                           NUMBER OF SHARES
-------------------                                           ----------------

Kos Holdings, Inc.                                                  2,150,000
Daniel M. Bell                                                         50,000

                                 OPTIONAL STOCK

Kos Holdings, Inc.                                                    240,000
Daniel M. Bell                                                        100,000

                                   SCHEDULE C

                                REQUIRED LOCK-UPS
                                -----------------


PERSON PERIOD (beginning on the date of the Prospectus and ending on the date below)

Each Director and Officer                            30 days after the date
  of the Company                                     of the Prospectus

Michael Jaharis                                      365 days after the
                                                     date of the Prospectus

Kos Investments, Inc.                                365 days after the
                                                     date of the Prospectus

David J. Bova                                        February 15

Robert E. Baldini                                    February 15

Steven Aronoff                                       February 15

T.C. Theoharides                                     February 15

Steven Jaharis                                       February 15